UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 22, 2003

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                 0-22832                          52-1081052
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation)                                          Identification No.)

                         1919 Pennsylvania Avenue, N.W.
                              Washington D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112

 Item 7.     Financial Statements and Exhibits

           (a) Not applicable.

(b) Not applicable.

(c) Exhibits.


     Exhibit No.                              Description
     ----------                               -----------

     99.1                                     Press release dated April 22, 2003


Item 9.         Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On April 22, 2003, Allied Capital Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:      April 22, 2003           ALLIED CAPITAL CORPORATION



                                    By: /s/ Penni F. Roll
                                       -------------------
                                         Penni F. Roll
                                         Chief Financial Officer

PAGE>



                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

99.1                           Press release dated April 22, 2003